Amendment No. 1 dated as of August 13, 2004 (this "Amendment") to the Receivables Purchase Agreement, by and among the subsidiaries of Tyson named as Sellers on Schedule I to the Receivables Purchase Agreement (as defined below) (the "Sellers"; each, individually, a "Seller"), TYSON RECEIVABLES CORPORATION ("TRC"), a Delaware corporation, as transferor (in such capacity, the "Transferor"), TYSON FOODS, INC., a Delaware corporation, individually ("Tyson"), as collection agent (in such capacity, the "Collection Agent") and as guarantor under the Limited Guaranty set forth in Article IX of the Receivables Transfer Agreement (in such capacity, the "Guarantor"), the several commercial paper conduits party to the Receivables Transfer Agreement and their respective permitted successors and assigns (the "CP Conduit Purchasers"), the several financial institutions party to the Receivables Transfer Agreement as "Committed Purchasers" and their respective permitted successors and assigns (the "Committed Purchasers"), the agent bank for each CP Conduit Purchaser and Committed Purchaser party to the Receivables Transfer Agreement and its permitted successors and assigns (the "Funding Agent" with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York state banking corporation ("JPMCB"), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the "Administrative Agent") in connection with and under the Amended and Restated Receivables Transfer Agreement dated as of August 16, 2002, by and among the Transferor, the Collection Agent, the Guarantor, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agent and the Administrative Agent (as amended, the "Receivables Transfer Agreement") and the Receivables Purchase Agreement dated as of October 17, 2001, by and among Tyson, the Sellers and TRC, as purchaser (in such capacity, the "Purchaser")(the "Receivables Purchase Agreement").

WHEREAS, the parties to the Receivables Purchase Agreement wish to amend the Receivables Purchase Agreement;

WHEREAS, the parties to the Receivables Transfer Agreement consent to the amendment of the Receivables Purchase Agreement;

WHEREAS, the parties to the Receivables Purchase Agreement and the Receivables Transfer Agreement wish to acknowledge the termination of World Resources, Inc. as a Seller;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

Section 1.  Definitions.  Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

Section 2.  Amendment to Section 5.01(r).  Section 5.01(r) of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

"(r) [RESERVED]"

                        Section 3.  Acknowledgment of Termination of World Resource, Inc.  The parties hereto hereby acknowledge that the rights and obligations of World Resource, Inc., as Seller, under the Receivables Purchase Agreement were terminated on December 24, 2003.

                         Section 4.  Acknowledgment of Guarantor.  The Guarantor hereby acknowledges receipt of and notice of, and consents to the terms of, this Amendment.

Section 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed counterpart of a signature page of this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment will be effective on the date (the "Effective Date") when:

(a)        executed counterparts of this Amendment and the 2004 Fee Letter, between the Transferor, Tyson and the Administrative Agent (the "2004 Fee Letter"), are delivered by each party hereto to the Administrative Agent;

(b)        the Transferor shall have paid to each Committed Purchaser any fee then due and payable to each Committed Purchaser under the 2004 Fee Letter;

(c)        the Rating Agencies have provided the Rating Confirmations to the Administrative Agent and the Funding Agents, as may be necessary; and

(d)        the Administrative Agent has received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

Section 6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                        Section 7.  Headings.  Section headings in this Amendment are included for convenience of reference only and are not part of this agreement for any other purpose.

[Remainder of this page intentionally left blank.]

                         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON FOODS, INC.

By:       /s/ Dennis Leatherby
Name:  Dennis Leatherby
Title:    SVP Finance & Treasurer

As Purchaser:

TYSON RECEIVABLES CORPORATION,

By:       /s/ Dennis Leatherby
Name:  Dennis Leatherby
Title:

As Sellers:

THE PORK GROUP, INC.

TYSON FOODS, INC.

TYSON MEXICAN ORIGINAL, INC.

TYSON SALES AND DISTRIBUTION,

            INC.

TYSON FRESH MEATS, INC. (formerly

known as IBP, INC.)

By:       /s/ Dennis Leatherby
Name:  Dennis Leatherby
Title:    SVP Finance & Treasurer

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank),
as Administrative Agent

By:        /s/ Christopher Lew
Name:   Christopher Lew
Title:     Assistant Vice President

DELAWARE FUNDING COMPANY,
LLC, as CP Conduit Purchaser
By:  JPMorgan Chase Bank, as attorney-in-
fact for Delaware Funding Company, LLC

By:       /s/ Bradley S. Schwartz
Name:  Bradley S. Schwartz
Title:    Managing Director

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Committed Purchaser for Delaware Funding
Company, LLC

By:       /s/ Bradley S. Schwartz
Name:  Bradley S. Schwartz
Title:    Managing Director

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Funding Agent for Delaware Funding
Company, LLC

By:       /s/ Christopher Lew
Name:  Christopher Lew
Title:    Assistant Vice President

PARK AVENUE RECEIVABLES
COMPANY, LLC, as CP Conduit Purchaser

By:       /s/ Kevin P. Burns
Name:  Kevin P. Burns
Title:    Vice President

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Committed Purchaser for Park Avenue
Receivables Company, LLC

By:       /s/ Bradley S. Schwartz
Name:  Bradley S. Schwartz
Title:    Managing Director

JPMORGAN CHASE BANK (formerly
known as The Chase Manhattan Bank), as
Funding Agent for Park Avenue Receivables
Company, LLC

By:       /s/ Christopher Lew
Name:  Christopher Lew
Title:    Assistant Vice President

THREE PILLARS FUNDING LLC,
as CP Conduit Purchaser

By:       /s/ Evelyn Echevarria
Name:  Evelyn Echevarria
Title:    Vice President

SUNTRUST BANK, as Committed
Purchaser for Three Pillars Funding LLC

By:       /s/ Hugh E. Brown
Name:  Hugh E. Brown
Title:    Vice President

SUNTRUST BANK, as Funding Agent for
Three Pillars Funding LLC

By:       /s/ Hugh E. Brown
Name:  Hugh E. Brown
Title:    Vice President

                                                                        NIEUW AMSTERDAM RECEIVABLES
                                                                        CORPORATION, as CP Conduit Purchaser

                                                                        By: COOPERATIEVE CENTRALE
                                                                               RAIFFEISEN-BOERENLEENBANK
                                                                               B.A., "RABOBANK
                                                                               INTERNATIONAL", NEW YORK
                                                                               BRANCH, as Attorney-in-Fact

                                                                        By:       /s/ Jocelyne Lallemand
                                                                        Name:  Jocelyne Lallemand
                                                                        Title:    Vice President

                                                                        By:       /s/ Wenchi Hu
                                                                        Name:  Wenchi Hu
                                                                        Title:    Executive Director

                                                                        COOPERATIEVE CENTRALE
                                                                        RAIFFEISEN-BOERENLEENBANK B.A.,
                                                                        "RABOBANK INTERNATIONAL", NEW
                                                                        YORK BRANCH, as Committed Purchaser
                                                                        for Nieuw Amsterdam Receivables
                                                                        Corporation

                                                                        By:       /s/ Jocelyne Lallemand
                                                                        Name:  Jocelyne Lallemand
                                                                        Title:    Vice President

                                                                        By:       /s/ Wenchi Hu
                                                                        Name:  Wenchi Hu
                                                                        Title:    Executive Director

                                                                        COOPERATIEVE CENTRALE
                                                                        RAIFFEISEN-BOERENLEENBANK B.A.,
                                                                        "RABOBANK INTERNATIONAL", NEW
                                                                        YORK BRANCH, as Funding Agent for
                                                                        Nieuw Amsterdam Receivables Corporation

                                                                        By:       /s/ Jocelyne Lallemand
                                                                        Name:  Jocelyne Lallemand
                                                                        Title:    Vice President

                                                                        By:       /s/ Wenchi Hu
                                                                        Name:  Wenchi Hu
                                                                        Title:    Executive Director